T. Rowe Price Health Sciences Fund

T. Rowe Price Health Sciences Portfolio

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective March 24, 2025, Ziad Bakri will be going on sabbatical and Jason Nogueira will begin serving as the fund’s interim portfolio manager and will be primarily responsible for the day-to-day management of the fund’s portfolio until Mr. Bakri returns from his sabbatical. Mr. Bakri is expected to return and resume his role as the fund’s portfolio manager on or about July 17, 2025. Mr. Nogueira joined T. Rowe Price in 2004.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 24, 2025, Ziad Bakri will be going on sabbatical and Jason Nogueira will begin serving as the fund’s interim portfolio manager and interim chair of the fund’s Investment Advisory Committee and will be primarily responsible for the day-to-day management of the fund’s portfolio until Mr. Bakri returns from his sabbatical. Mr. Bakri is expected to return from his sabbatical and resume his role as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee on or about July 17, 2025. Mr. Nogueira joined T. Rowe Price in 2004, and his investment experience dates from 2001. During the past five years, Mr. Nogueira has served as a portfolio manager and a Director of Research, North America in the Firm’s U.S. Equity Division.

The date of this supplement is February 5, 2025.

G61-041 2/5/25